Results of the
Three- and Nine-months Periods
ended September 30, 2007
Columbia Laboratories, Inc.
November 8, 2007

Under The Private Securities Litigation
Reform Act Of 1995
Safe Harbor Statement
Except for historical information contained herein, certain statements of Columbia Laboratories, Inc.’s expectations made in this presentation constitute forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
forward-looking statements involve certain risks and uncertainties. Those statements include statements regarding the intent, belief or current expectations of Columbia Laboratories and its management team.
Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Factors that might cause future results to differ include, but are not limited to, the following: the successful marketing of CRINONE® 8% (progesterone gel), PROCHIEVE® 8% (progesterone gel), PROCHIEVE 4% (progesterone gel), and STRIANT® (testosterone buccal system) in the U.S.; the timely and successful development of new products, including vaginal lidocaine to prevent and treat dysmenorrhea, and new indications for current products, including PROCHIEVE 8% to reduce the risk of preterm birth in women with a short cervix in mid-pregnancy; the timely and successful completion of clinical studies, including the clinical studies for our vaginal lidocaine product candidate and the planned Phase III study of PROCHIEVE
8% in short cervix patients; success in obtaining acceptance and approval of new products and new indications for current products by the FDA and international regulatory agencies, the impact of competitive products and pricing; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia’s reports filed with the Securities and Exchange Commission. Columbia Laboratories undertakes no obligation to publicly update any forward-looking statements.

Agenda
•

Introduction

Bob Mills

 Chief Executive Officer
•

Financial results

Jim Meer

 Chief Financial Officer
•

Business update

           Bob Mills
—

CRINONE business
—

R&D initiatives
•

Short Cervix Data

 George Creasy, MD

  VP - Clinical Research
•

Q&A  Period

	Q3 2007	Q3 2006
Net Revenues	$7.3	$4.9
Gross profit	5.6	2.8
Loss from operations	(1.9)	(2.3)
Net loss	(3.9)	(2.6)
$ in millions
Financial Highlights: Three Months

	9 months 2007	9 months 2006
Net Revenues	$21.3	$15.0
Gross profit	14.7	8.7
Loss from operations	(5.6)	(6.3)
Net loss	(11.4)	(7.8)
$ in millions
Financial Highlights: Nine Months

CRINONE / PROCHIEVE
•

Progesterone sales were $5.0 million in Q3 ’07
—

17% increase over Q2 ‘07
—

51% increase over Q3 ‘06
•

Sales force expansion to 30 representatives
—

7 new west coast territories filled
—

Target 560 reproductive endocrinologists
—

Target 2300 Ob/Gyn’s with infertility practices
•

September ‘07 agreement with DesignRxclusive to
    increase exposure to cash-paying infertility patients

PROCHIEVE 4% DEAL

•

Licensed U.S. marketing rights to Ascend
   Therapeutics
—

5-year term
—

Begins Jan. 1, 2008
•

Why partner with Ascend?
—

Broad sales force reach
•

100 reps calling on 14,000 MDs likely to write
   PROCHEIVE 4% for secondary amenorrhea
•

CBRX WHC marketing 100% infertility and
    pregnancy support-focused

5.6 million women frequently miss work
Lidocaine for Dysmenorrhea
•

Phase II clinical trial design
—

Randomized, double-blind, placebo-controlled cross-over study
—

75-patients
•

Timeline
✓

Initiated study

June ‘07
✓

Began enrollment

August ‘07
✓

Added 2 additional sites

October ‘07
—

Complete enrollment

Q1 ’08
—

Announce results

Q2 ’08
—

File NDA with FDA

1H ‘09

PROCHIEVE 8% for the Prevention
of Preterm Birth

Presentation Outline
•

Background
•

Trial design
•

Baseline characteristics
•

Study Results
•

Secondary Results - Short Cervix Analyses
•

Infant Outcomes
•

Fonseca Short Cervix Result
•

Conclusions

Background

* Based on the c-index (the area under the receiver-operating curve)
Risk Factors for Preterm Birth (PTB)
To & Nicolaides et al 2006 Ultrasound Obstet Gynecol
•

39,284 cases with 22-24 week ultrasound and delivery date
•

The highest magnitude of accuracy* for predicting delivery
    < 37 weeks
—

Short Cervix

61.2%
—

Adding previous PTB history                 65.6%
—

Adding previous PTB history and
    age, ethnicity, BMI, cervical surgery       66.7%
Short cervix was the most important single predictor of PTB

Trial Design

Study Endpoints
•

Primary
—

Reduction in the frequency of preterm birth <32 wks
•

Secondary
—

Reduction in the frequency of preterm birth <37, 35,
    and 28 wks
—

Neonatal morbidity
—

Delay in delivery after treatment with tocolysis
—

Reduction in the frequency of preterm birth in short
    cervix patients
•

Safety Assessments
—

Maternal adverse events

Summary of Study Design Features
Key Difference from Prior Studies
•

Double-blind, placebo-controlled, multicenter
•

1:1 randomization ratio
•

Previous spontaneous preterm birth (<35 weeks)
•

Baseline cervical length on all subjects
•

Exclusion:
—

Multiple gestations
—

Cerclage being considered
—

Contraindications to PROCHIEVE

Baseline Characteristics

Very high risk
study population
Results (ITT Population) -
Baseline Characteristics
•

Baseline characteristics of ITT population equivalent in
    PROCHIEVE & placebo arms for all criteria
•

Cervix Length: 3.7 cm
•

Compliance: 96%
•

Median GA at Start: 19 weeks
•

GA of Previous PTB: 30 weeks
•

Previous PTB < 32 wks: 56%
•

≥ 2 prior PTBs: 25%

Study Results

Study Results
•

Primary result: no apparent treatment effect in women
    with only a history of PTB (not responders to
    progesterone)
•

Secondary results: Women with short cervix at baseline
    are responders to treatment

Secondary Results:
Short Cervix Analyses
DeFranco Publication

PROCHIEVE
Placebo
CL <3.2 cm; n=172
(83 PROCHIEVE, 89 Placebo)
CL ≥3.2 cm; n=437
(226 PROCHIEVE, 211 Placebo)
n=611
(309 PROCHIEVE, 302 Placebo)
 Kaplan Meier Curves
for Time to Delivery:
Overall and by
Quartiles of Cervical
Length at Baseline

The Kaplan-Meier method was used for calculation
(Wilcoxon p = 0.37, log-rank p = 0.34)
PROCHIEVE (n=83)
Placebo (n=89)
CL ≤ 3.2 cm (n=172)
Probability of patients with baseline cervical length
≤ 3.2 cm (first quartile) remaining undelivered
according to treatment group

The Kaplan-Meier method was used for calculation
(Wilcoxon p = 0.043, log-rank p = 0.057)
PROCHIEVE (n=58)
Placebo (n=58)
CL ≤ 3.0 cm (n=116)
33 investigators
Probability of patients with baseline cervical length
≤ 3.0 cm remaining undelivered according to treatment
group

PROCHIEVE (n=19)
Placebo (n=27)
Fishers Exact Test @ ≤ 32 weeks:
0% PROCHIEVE versus 29.6% Placebo (p = 0.014)
CL < 2.8 cm (n=46)
22 investigators
Probability of patients with baseline cervical length
< 2.8 cm remaining undelivered according to treatment
group

Infant Outcomes

  p=0.016
All Cervical Lengths
CL < 2.8 cm
%
CL ≤ 3.0 cm
%
%
p=0.077
p=0.16

Placebo

   PROCHIEVE
Admissions to the NICU

#
#
All Cervical Lengths
CL < 2.8 cm
#
CL ≤ 3.0 cm
p=0.026
p=0.05
p=0.013

Placebo

   PROCHIEVE
Average Infant NICU Days

%
All Cervical Lengths
CL ≤ 3.0 cm
%
%
p=0.061
p=0.09
CL < 2.8 cm
P=0.8

Placebo

   PROCHIEVE
Respiratory Distress Syndrome (RDS)

All Cervical Lengths
CL ≤ 3.0 cm
CL < 2.8 cm

Placebo

   PROCHIEVE
Average Birth Weight (grams)

	Placebo	PROCHIEVE 8%
Gestational age at delivery	35.5 weeks	37.1 weeks
Admissions for PTL	7 (26%)	6 (32%)
Time to delivery after therapy for PTL	10 days	43 days
(All Randomized Patients)
Secondary Outcomes in Patients with
Baseline CL ≤ 2.8 cm

Fonseca Short Cervix Result

Treatment:
Vaginal micronized progesterone
24-34 weeks gestation
Perinatal Outcome:
No significant improvement
Gestational Age (days)

Conclusions

Conclusions of Largest Singleton Study to
Prevent Preterm Birth with Progesterone
•

The efficacy of progesterone to prevent PTB in women
    with only a history of a prior PTB is inconclusive
•

Vaginal progesterone prevents PTB in women with
    mid-pregnancy cervical shortening
—

Supported by two recent trials (Fonseca, DeFranco)
•

Vaginal progesterone gel initiated at 18-23 weeks
    gestation in patients with a short cervix is associated
    with improved neonatal outcomes
—

The first trial with this finding
•

Vaginal progesterone gel is not associated with
    miscarriage

Prochieve's Role in Extending Gestation: New
Advances, New Therapies (PREGNANT) Study
•

Phase III Study Design
—

Randomized 1:1, double blind, placebo controlled
—

300 women with cervical length between 1.0 - 2.0 cm
—

15 - 25 centers (international)
—

Primary outcome: a reduction in preterm births ≤ 32 weeks
     vs. placebo
—

Trend in improved infant outcomes
•

Timeline
—

Initiate study

Q4 ‘07
—

Begin patient enrollment

 Q1 ‘08
—

Complete patient enrollment

  mid - ‘08
—

Last birth

Q4 ‘08 / Q1 ‘09
—

Announce results

 Q1 ‘09

$1.6 Billion Total Market Opportunity
$250 million market
potential
4.1 Million Births
Annually
>2.5 - 3.0 cm
(20%)
$1.05 billion
market potential
> 2.0 - 2.5 cm
(5.25%)
1.0 - 2.0 cm
(4.75%)
$275 million market
potential
16 weeks  X  $80.0 week  =
$1,280 per patient
PROCHIEVE 8% U.S. Market Opportunity

Question and Answer Period
Columbia Laboratories, Inc.